This document prepared by and
after recording returned to: Robert B. Joselow
1990 M St., N.W., Suite 410
Washington, D.C. 20036

                THIS AGREEMENT RENEWS AN EXISTING OBLIGATION UPON
               WHICH FLORIDA DOCUMENTARY AND INTANGIBLE TAXES HAVE
                              BEEN PREVIOUSLY PAID

                            MODIFICATION OF MORTGAGE

THIS MODIFICATION OF MORTGAGE (hereinafter referred to as the "Agreement") dated as of the 31st day of January, 1995 is made by and between H.O. ASSOCIATES, LTD., a limited partnership organized and existing under the laws of the State of Florida, having its principal office and place of business at 1430 Wynnton Road, Columbus, GA 31906, hereinafter called the "Mortgagor" and RELATED MORTGAGE CORPORATION, a corporation organized and existing under the laws of the State of Delaware, having its principal office and place of business at 625 Madison Avenue, New York, NY 10022, hereinafter called the "Mortgagee."


                              W I T N E S S E T H :

WHEREAS, Mortgagor is the owner of certain real property located in the City of Tampa in Hillsborough County of the State of Florida as further described in this Agreement on which is constructed a certain rental apartment project known as Highland Oaks Apartments, FHA Project No. 067-36672 (hereinafter referred to collectively as the "Project"); and

WHEREAS, Mortgagor executed and delivered to Mortgagee, its Mortgage Note (hereinafter referred to as the "Mortgage Note") dated December 13, 1990 in the original amount of THIRTEEN MILLION ONE HUNDRED FIFTY FOUR THOUSAND TWO HUNDRED AND NO/lOOths DOLLARS ($13,154,200.00) (hereinafter referred to as the "Mortgage Loan"). The Mortgage Note is secured by: (i) a certain Mortgage (hereinafter referred to as the "Mortgage") dated December 13, 1990 which was executed by Mortgagor and delivered to Mortgagee and thereafter recorded on December 13, 1990, against the real property component of the Project in O.R. Book 6153, Page 212 of the Public Records of Hillsborough County, Florida as further described in Exhibit A attached hereto and hereby incorporated by reference; (ii) a certain Assignment of Rents and Leases (hereinafter referred to as the "Collateral Assignment") dated December 13, 1990 which was executed by Mortgagor and delivered to Mortgagee and thereafter recorded on December 13, 1990 in O.R. Book 6153, Page 231 of the Public Records of Hillsborough County, Florida; (iii) a certain Security Agreement (hereinafter referred to as the "Security Agreement") dated December 13, 1990 by and between Mortgagor and Mortgagee, and
(iv) certain UCC Financing Statements (hereinafter referred to as the "UCC Financing Statements") executed by the Mortgagor in favor of Mortgagee and filed or recorded as applicable, on December 14, 1990 with the Secretary of State of Florida as Document No. 900000310323 and on December 13,1990 against the real property described in Exhibit A to this Agreement in O.R. Book 6153, Page 235 of the Public Records of Hillsborough County, Florida. The Mortgage, the Collateral Assignment, the Security Agreement and the UCC Financing Statements created a first lien security interest in favor of Mortgagee in and to the Project and various items of personal property currently or thereafter owned by the Mortgagor with respect to the Project; and

WHEREAS, said Mortgage Note has been Finally Endorsed for Coinsurance by the Secretary of the Department of Housing and Urban Development acting by and through the Federal Housing Commissioner (hereinafter referred to as the "Secretary") pursuant to Section 221(d)(4)


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Modification of Mortgage: Highland Oaks
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and Section 244 of The National Housing Act, as amended, and the Regulations promulgated pursuant thereto; and

WHEREAS, Mortgagor and Mortgagee previously executed that certain Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD (hereinafter referred to as the "Regulatory Agreement") dated December 13, 1990 and recorded December 13, 1990 in O.R. Book 6153, Page 220 of the Public Records of Hillsborough County, Florida, against the real property described in Exhibit A of this Agreement, which Regulatory Agreement is incorporated by reference into and made a part of the Mortgage; and

WHEREAS, Mortgagor and Mortgagee now desire to amend the Mortgage to reference the fact that the Regulatory Agreement is concurrently herewith being amended by a certain Amendment to Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD (the "Amendment to Regulatory Agreement) of even date herewith by and between the Mortgagor, the Secretary and the Mortgagee which Amendment to Regulatory Agreement is to be incorporated by reference into the Mortgage, as amended by this Agreement, and recorded with the Public Records of Hillsborough County, Florida concurrently with this Agreement. For purposes hereof, the Regulatory Agreement, as amended by the Amendment to Regulatory Agreement shall hereinafter be referred to collectively as the "HUD Regulatory Agreement".

WHEREAS, the Mortgage Note and Mortgage provide for the payment of interest after Final Endorsement for Coinsurance at the rate of Eight and One Half Percent (8.50%) per annum (hereinafter referred to as the "Permanent Rate") over the remaining term of the Mortgage Loan; and

WHEREAS, the current outstanding principal balance due under the Mortgage Note is $13,037,676.07 (hereinafter referred to as the "Outstanding Principal Balance"); and

WHEREAS, the remaining term of Mortgage Loan under the Mortgage Note and Mortgage is 446 months (hereinafter referred to as the "Remaining Term"); and

WHEREAS, pursuant to the terms of that certain Modification to Mortgage Note (hereinafter referred to as the "Modification to Note") of even date herewith, Mortgagor and Mortgagee have agreed as of February 1, 1995 to modify the terms of the Mortgage Note (i) to reduce the Permanent Rate of interest therein provided from Eight and One Half per centum (8.50%) per annum to Seven and Seven Eighths per annum (7.875%) per centum effective as of February 1, 1995, (ii) to revise the amount of principal and interest payable monthly by Mortgagor to Mortgagee under the Mortgage Note as a result of such reduction in interest rate and to reamortize in full the Mortgage Loan over the remaining term thereof, and
(iii) to amend the Mortgage Note in certain other respects as therein described. The parties hereto now desire to amend the Mortgage to conform the terms thereof to the Mortgage Note, as amended by the Modification to Note, and to amend the Mortgage in certain other respects as hereinafter described.

NOW, THEREFORE, for and in consideration of the premises, the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

1. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not otherwise defined in this Agreement shall have the same meanings ascribed thereto in the Mortgage.

2. The said Mortgage is amended to provide that the principal amount of the obligation of Mortgagor to Mortgagee secured by the Mortgage and evidenced by the Mortgage Note, as amended by the Modification to Note, shall equal the Outstanding Principal Balance.

3. The Permanent Rate is amended as of February 1, 1995 to be Seven and Seven Eighths Percent (7.875%) per annum (hereinafter referred to as the "Reduced Rate").

4. Mortgagor and Mortgagee agree to amortize the Outstanding Principal Balance of the Mortgage Loan over the Remaining Term with interest payable monthly at the Reduced Rate.

5. The Mortgage is hereby amended as necessary to reflect the modification of the obligation of Mortgagor to make payments of principal and/or interest under the


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Modification of Mortgage: Highland Oaks
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     Mortgage Loan as set forth in the Mortgage Note, as amended by the
     Modification to Note, and as incorporated into and made a part of the Mortgage, and thereby to provide that said payments shall be payable as follows:

          Interest shall accrue on the unpaid principal balance of the Note from the date hereof at the rate of Eight and One Half per centum (8.50%) per annum up to and including January 31, 1995 and thereafter interest shall be payable at the Reduced Rate as follows: Interest only at the existing Permanent Rate shall be payable on February 1, 1995. Thereafter and commencing on the first day of March 1995, monthly installments of interest and principal shall be paid in the sum of $90,451.24 each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on May 1, 2032. The installments of interest and principal shall be applied first to interest at the rate of 7.875% per annum upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal. In the event any installment, or part of any installment due under the Mortgage Note becomes delinquent for more than fifteen (15) days, there shall be due, in addition to other sums then due hereunder, a sum equal to four percent (4%) of the amount of principal and interest so delinquent. Whenever, under the laws of the jurisdiction where the property is located, the amount of a "late charge" is considered to be additional interest, this provision shall not be used in the rate of interest specified in the Mortgage Note, together with the amount of the "late charge," would aggregate an amount in excess of the maximum rate of the interest permitted and would constitute usury.

6. The Mortgage is amended to conform to the revisions aforesaid to the Mortgage Note by reflecting payment of interest on the Outstanding Principal Balance at the Reduced Rate effective as of February 1, 1995.

7. The HUD Regulatory Agreement by and between Mortgagor and Mortgagee, which is to be recorded against the Project, is hereby incorporated by reference into the Mortgage and made a part hereof pursuant to Mortgagor's covenant number 3 on page 2 of the Mortgage. Upon default under this HUD Regulatory Agreement and upon request by the Mortgagee or the Secretary, the Mortgagee may declare this Mortgage in default and may declare the whole of the indebtedness secured hereby to be due and payable.

8. All references contained in the Mortgage to the (a) "Note" and/or (b) Regulatory Agreement shall hereafter be deemed to refer respectively to (x) the Note, as amended by the Modification to Note, and (y) the HUD Regulatory Agreement.

9. Nothing in this Agreement shall waive, compromise, impair or prejudice any right the Mortgagee or the Secretary may have to such judicial recourse for any breach of the HUD Regulatory Agreement that may have occurred prior to or that may occur subsequent to the date of this Agreement. In the event that the Mortgagee or Secretary initiates an action for breach of the HUD Regulatory Agreement and recovers funds, on the Mortgagee's or Secretary's behalf or on behalf of the Project or the Mortgagor, those funds may be applied at the discretion of the Mortgagee or Secretary to payment of the delinquent amounts due under the Mortgage or as a partial prepayment of the Mortgage Loan. Notwithstanding the foregoing, in the event of a transfer of the Project and assumption of the Mortgage, it is understood that the Mortgagee or the Secretary shall have the right to such judicial recourse for any breach of the HUD Regulatory Agreement against the Mortgagor but not against a transferee of the Mortgagor or the Project, under the HUD Regulatory Agreement, where said transferee entered into a new Regulatory Agreement.

10. Nothing herein contained shall in any way impair the Mortgage Note, as amended by the Modification to Note, or the security now held for the indebtedness evidenced by the Mortgage Note, as amended by the Modification to Note, or alter, waive, annul, vary or affect any provision, covenant or condition of the Mortgage or the HUD Regulatory Agreement, except as specifically modified and amended herein, nor affect or impair


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Modification of Mortgage: Highland Oaks
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


     any rights, powers or remedies Or the Mortgagee under the Mortgage Note, as amended by the Modification to Note, the Mortgage, as amended by this Agreement, or the HUD Regulatory Agreement, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties to this Agreement that all of the terms, covenants, conditions and agreements of the Mortgage Note, as amended by the Modification to Note, the Mortgage and the HUD Regulatory Agreement are expressly approved, ratified and confirmed, shall continue and remain in full force and effect except as modified hereby and that the lien of the Mortgage and the HUD Regulatory Agreement and the priority thereof shall be unchanged.

11. Mortgagor hereby acknowledges and affirms to Mortgagee that as of the effective date of this Agreement, there are no counter-claims, defenses or set-offs, whether legal or equitable, to Mortgagor's obligations under either the Mortgage or the Mortgage Note, and Mortgagor hereby waives the right to assert or raise any such counter-claims, defenses or set-offs which Mortgagor may have had with respect to any suit, proceeding or foreclosure action under the Mortgage that the Mortgagee, or any of its predecessors in interest in and to the Mortgage Loan, may or could have brought against Mortgagor prior the effective date of this Agreement.

12. Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

13. In the event of a conflict between the provisions of this Agreement and the provisions of the Mortgage, the provisions of this Agreement will prevail.

14. The Mortgage, as amended by this Agreement, may not be further modified except by an instrument in writing executed by each of the parties hereto.

15. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

16. This Agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Agreement.


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Modification of Mortgage: Highland Oaks
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




IN WITNESS WHEREOF, Mortgagor and Mortgagee have caused this instrument to be executed as of the day and year first above written.

                                   MORTGAGOR:

/s/ Patricia Anderson              H.O. Associates, Ltd.
--------------------------
Patricia Anderson
--------------------------         By:  /s/ Robert M. Schiffman
Print Name                              ------------------------------------
                                        Robert M. Schiffman, General Partner

/s/ Douglas Flair
--------------------------
Douglas Flair
--------------------------
Print Name

/s/ Patricia Anderson
--------------------------
Patricia Anderson                  By:  /s/ Edwin B. Branch
--------------------------              ------------------------------------
Print Name                              Edwin B. Branch, General Partner

/s/ Douglas Flair
--------------------------
Douglas Flair
--------------------------
Print Name


                                   MORTGAGEE:

ATTEST:                            Related Mortgage Corporation


/s/ Robert B. Joselow              By:  /s/ Bruce H. Brown
--------------------------              -----------------------------
Robert B. Joselow                       Bruce H. Brown, Vice President


STATE OF FLORIDA         )
                         )SS:
COUNTY OF HILLSBOROUGH   )

I hereby certify that on this data, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Robert M. Schiffman and Edwin B. Branch, to me known to be the persons described in and who executed the foregoing instrument as the General Partners of H.O. ASSOCIATES, LTD., and acknowledged before me that they executed the same as such General Partners in the name and on behalf of said Partnership.

Witness my hand and official seal for the County and State aforesaid, this 31st day of January, 1995.



                               /s/  Sherry Logsdon
[NOTARY STAMP]                 --------------------------
                               Notary Public





STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 31 day of January, 1995
                                                         --        -------
by Bruce H. Brown, as Vice President of Related Mortgage Corporation, Delaware
   --------------     --------------
corporation on behalf of the corporation. He is personally known to me or who has produced DL as identification and who did/did not take an oath.
             --



                               /s/  Sherry Logsdon
[NOTARY STAMP]                 --------------------------
                               Notary Public




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Modification of Mortgage: Highland Oaks
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


                                    EXHIBIT A

                                LEGAL DESCRIPTION

                         FEDERAL HOUSING ADMINISTRATION

                              PROJECT NO. 067-36672

                            Highland Oaks Apartments


Parcel 22B, HUNTER'S GREEN, as per map or plat thereof as recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida.